THIS PROMISSORY NOTE AND THE SHARES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS NOTE, SUCH SHARES, NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE OR SUCH SHARES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE OR SUCH SHARES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS. EXCEPT AS OTHERWISE PROVIDED HEREIN, THE HOLDER OF THIS NOTE SHALL BE SOLELY RESPONSIBLE FOR PAYMENT OF ALL FEES AND COSTS ASSOCIATED WITH THE PREPARATION OF SUCH OPINION.

                       R & R RANCHING, INC.
                          Promissory Note

    $70,000                                          January 19,1999
                                                   Springville, Utah


                R & R RANCHING, INC., a Nevada corporation (the "Company"), for value received, hereby promises to pay to Libco Equities, Inc., an Alberta corporation, with an address at RR #1, Carvel, Alberta, Canada or registered assigns (the "Holder"), the principal amount of $70,000 U.S. dollars (US $70,000) on the Maturity Date (as defined below), and to pay interest on the unpaid principal balance hereof at the rate of 10% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months) on the Maturity Date all as hereafter further provided.

                In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

      1.  Payments.

                 (a) Principal of, and any accrued and unpaid interest on, this Note shall be due and payable in full on the Maturity Date. The "Maturity Date" shall be the date which is 12 months after the date of this Note.

               (b) Interest on this Note shall accrue from the date of this Note to the Maturity Date, and thereafter if not paid, and shall be payable on the Maturity Date.

              (c) If the Maturity Date would fall on a day that is not a Business Day (as defined below), the payment due on the Maturity Date will be made on the next succeeding Business Day with the same force and effect as if made on the Maturity Date. "Business Day" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the State of Utah.

              (d) Thirty days after the effective date of the Company's contemplated Registration Statement on Form SB-2, the Company may, at its option, call all or any part of the principal and interest of this Note, without payment of any premium or penalty. If the Company elects to call all or any portion of such principal and interest, it shall promptly notify the Holder in writing of such election at the Holder's record address. Upon receipt of such notice the Holder shall have 30 days to: (i) convert his/her/its outstanding principal and interest into shares of the Company's common stock as provided in Section 2 herein; or (ii) receive payment of all of the then-outstanding principal and interest on the Note (or such portion thereof as the Company elects to call). All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof.

              (e) Payments of principal and interest on this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

              (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

          2.          Conversion.

              (a) At any time that principal or interest is outstanding on this Note, the Holder shall have the right (the "Conversion Right"), on the terms set forth in this Section 2, to convert the then outstanding principal amount and interest on the Note into "unregistered" and "restricted" shares of the Company's common stock at the rate of one share for the lesser of (i)
   every $1.00 in principal and interest outstanding on this Note at the time of such conversion, or (ii) the average bid price for the Company's common stock on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., or other national quotation medium, over the 30 calendar days immediately preceding the date of the Holder's exercise of the Conversion Right as set forth below (the "Conversion Price").

               (b) To exercise the Conversion Right, the Holder shall deliver to the Company, at its office at 899 South Artistic Circle, Springville, Utah
    84663, or at such other place as is designated in writing by the Company, a notice (the "Conversion Notice") stating that the Holder is exercising the Conversion Right, and the name or names in which the Holder wishes the certificates for shares of common stock to be issued. The Conversion Notice, once given, shall be irrevocable.

               (c) Upon exercise of the Conversion Right, the Holder shall be deemed to be the holder of record of the shares of common stock issuable upon such exercise (the "Conversion Shares"), notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Conversion Shares shall not then have been actually delivered to the Holder. As soon as practicable after exercise of the Conversion Right, the Company shall issue and deliver to the Holder a certificate or certificates for the Conversion Shares issuable upon such exercise, registered in the name of the Holder or its designee; provided that the Company, by notice given to the Holder promptly after receipt of the Conversion Notice, may require the Holder, as a condition to the delivery of such certificate or certificates, to present this Note to the Company for cancellation.

              (d) Notwithstanding the foregoing, if, within 60 days of receipt of a Conversion Notice, the Company shall pay all amounts of principal and interest (including interest on past due amounts) on this Note, the Holder's exercise of the Conversion Right shall be deemed ineffective and the Company shall not be required to issue any shares of common stock as a result thereof.

                (e) The issuance of any shares or other securities upon the exercise of the Conversion Right, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                (f) The Holder shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Note.

          (g) The Company shall at all times reserve and keep available out of its authorized and unissued common stock, solely for the purpose of providing for the exercise of the Conversion Rights, such number of shares of common stock as shall, from time to time, be sufficient for the exercise of the Conversion Rights in full. The Company covenants that all shares of common stock issuable upon exercise of the Conversion Right shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

                3.                Adjustment of Conversion Price.

         (a) In case the Company shall at any time after the date the Note was first issued (i) declare a dividend on the outstanding common stock payable in shares of its capital stock, (ii) subdivide the outstanding common stock, (iii) combine the outstanding common stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the common stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Conversion Price, and the number of Conversion Shares issuable upon exercise of this Note, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holder after such time shall be entitled to receive the aggregate number and kind of shares which, if the Conversion Right had been exercised immediately prior to such time he/she/it would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.


          (b)        Whenever there shall be an adjustment as provided in this
   Section 3, the Company shall promptly cause written notice thereof to be sent to the Holder, which notice shall be accompanied by an officer's certificate setting forth the number of Conversion Shares issuable upon the exercise of the Conversion Right and the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

               (c) The Company shall not be required to issue fractions of shares of common stock or other capital stock of the Company upon the exercise of the Conversion Right. If any fraction of a share would be issuable on any exercise of the Conversion Right (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of one dollar as the fraction of such share bears to one whole share.

             4.       Covenants.

            The Company covenants and agrees with the Holder as follows, so long as any amount remains unpaid on the Note:

               (a) The Company shall not pay any dividend or make any distribution on, or purchase, redeem, or retire, any shares of its capital stock or any warrants, options, or other rights to acquire any such shares, except that the Company may pay dividends payable solely in shares of its capital stock and except that the Company may repurchase at nominal prices unvested shares of common stock from employees pursuant to repurchase options existing on the date hereof.

               (b)   The Company shall not change its primary line of business.

               (c) The Company shall not, directly or indirectly, enter into any transaction, with or for the benefit of an affiliate (other than reasonable compensation, consistent with Section 4(d), for services as an officer, director or employee).

               (d) The Company shall not in any manner increase the compensation of its officers and directors from the levels in effect on the date of issuance of this Note other than increases in the ordinary course of business consistent with past practices.

               (e) The Company shall deliver to the Holder promptly after the Company shall obtain knowledge of the occurrence of any Event of Default (as hereinafter defined) or any event which with notice or lapse of time or both would become an Event of Default (an Event of Default or such other event being a "Default"), a notice specifying that such notice is a "Notice of
  Default" and describing such Default in reasonable detail, and, in such Notice of Default or as soon thereafter as practicable, a description of the action the Company has taken or proposes to take with respect thereto.

          5          Events of Default.

            The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

               (a) A default in the payment of the principal on the Note, when and as the same shall become due and payable.

               (b) A default in the payment of any interest on the Note, when and as the same shall become due and payable, which default shall continue for three days after the date fixed for the making of such interest payment.

               (c) A default in the performance, or a breach, of any of the covenants of the Company contained in Section 4 of this Note.

               (d) A default in the performance, or a breach, of any other covenant or agreement of the Company in this Note and continuance of such default or breach for a period of 10 days after receipt of notice from the
  Holder as to such breach or after the Company had or should have had knowledge of such breach.

               (e) Any representation, warranty or certification made by the Company in or pursuant to this Note shall prove to have been false or misleading as of the date made in any material respect.

               (f) A final judgment or judgments for the payment of money in excess of $500,000 in the aggregate shall be rendered by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction against the Company and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal.

               (g) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company  of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

            6.       Remedies Upon Default.

               (a)   Upon the occurrence of an Event of Default referred to in
    Section 5(g), the principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company. Upon the occurrence of an Event of Default referred to in Section 5(a) or 5(b), the Holder, by notice in writing given to the Company, may declare the entire principal amount then outstanding of, and the accrued interest on, this Note to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company. Upon the occurrence of an Event of Default other than one referred to in
   Sections 5(a), (b) and (g), the Holder may declare the principal amount then outstanding of, and the accrued interest on, the Note to be due and payable immediately, and upon any such declaration the same shall become due and payable immediately, without presentation, demand, protest or other formalities of any kind, all of which are expressly waived by the Company.

               (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection including, without limitation, attorney's fees and expenses.

            7.       Transfer.

               (a) Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Company shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Note shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his/her/its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his/her/its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Note or Notes to the person entitled thereto. This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the
  Company shall have no obligation to cause Notes to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

               (b) The Holder acknowledges that he/she/it has been advised by the Company that neither this Note nor the Conversion Shares have been registered under the Act, and that the Note is being or has been issued and the Conversion Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. The Holder acknowledges that he/she/it has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of the Note or Conversion Shares shall be valid or effective, and the
   Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Note or Conversion Shares is registered under the Act, it being understood that neither the Note nor the Conversion Shares are currently registered for sale and that the Company has no obligation or intention to so register the Notes or Conversion Shares except as specifically provided herein, or (ii) the Note or Conversion Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Note for the sale of the Note or the Conversion Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act. The Holder of this Note and each transferee hereof further agree that if any distribution of this Note or any Conversion Shares is proposed to be made by them otherwise than by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, which counsel and opinion are reasonably satisfactory to the Company, to the effect that the proposed distribution will not be in violation of the Act or of applicable state law. The Holder shall be solely responsible for all legal fees and costs incurred in connection with the preparation of such opinion. Furthermore, it shall be a condition to the transfer of this Note that any transferee thereof deliver to the Company his/her/its written agreement to accept and be bound by all of the terms and conditions contained in this Note.

              (c) The Conversion Shares issued upon exercise of the Conversion Right shall be subject to a stop transfer order and the certificate or certificates evidencing such Conversion Shares shall bear the following legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

            8.       Miscellaneous.

                (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 899 South
    Artistic Circle, Utah 84663; (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 8(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 8(a) shall be deemed given at the time of receipt thereof.

              (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new
    Note of like date, tenor and denomination.

              (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

               (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

               (e) This Note has been negotiated and consummated in the State of Utah and shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to conflict of laws.

               (f) The Company and the Holder irrevocably consent to the jurisdiction of the courts of the State of Utah and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with or simultaneously with this Note, or a breach of this Note or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 8(a). Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint or other process so served.

             IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                              R & R RANCHING, INC.


                                              By:  /s/ William R. Davidson
                                           ------------------------
                                                    William R. Davidson,
                                                    President